SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2006

HARBOR FLORIDA BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22817	65-0813766

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Second Street, Fort Pierce, FL	34950

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (772) 461-2414

(Former name or former address, if changed since last report)

Item 2.02.  Results of Operations and Financial Condition

          On January 5, 2006, Harbor Florida Bancshares, Inc. (“Bancshares”) announced that its first quarter earnings would be released on Wednesday, January 18, 2006.

Item 9.01.  Financial Statements and Exhibits

          A copy of the press release dated January 5, 2006 is attached as Exhibit 99.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2006	HARBOR FLORIDA BANCSHARES, INC.,
Registrant

	By:	/s/

	Name:	H. Michael Callahan
	Title:	Senior Vice President and
Chief Financial Officer

Exhibit No.	Description

99	Press release dated January 5, 2006